UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2018

GenOn Energy, Inc.

(Exact name of Registrant as specified in its charter)

76-0655566 (IRS Employer Identification No.)

001-16455 (Commission File Number)

GenOn Americas Generation, LLC

(Exact name of Registrant as specified in its charter)

51-0390520 (IRS Employer Identification No.)

333-63240 (Commission File Number)

Delaware	(609) 524-4500
(State or other jurisdiction of	(Registrant’s telephone number,
incorporation)	including area code)

804 Carnegie Center,

Princeton, New Jersey 08540
(Address of principal executive offices, including zip code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.03  Bankruptcy or Receivership.

As previously disclosed, on June 14, 2017, GenOn Energy, Inc. (“GenOn”), GenOn Americas Generation, LLC (“GAG”) and certain of their directly and indirectly-owned subsidiaries (collectively, the “Debtors”) filed voluntary petitions for reorganization under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Southern District of Texas (the “Bankruptcy Court”).

On December 12, 2017, the Bankruptcy Court entered the Order Confirming the Third Amended Joint Chapter 11 Plan of Reorganization of GenOn Energy, Inc. and its Debtor Affiliates (the “Confirmation Order”), which approved and confirmed the Debtors’ Third Amended Joint Chapter 11 Plan of Reorganization (the “Plan”).

On December 12, 2017, the Bankruptcy Court also entered the Order Approving Debtors’ Emergency Motion for Entry of an Order (I) Approving a Global Settlement and (II) Granting Related Relief, which became effective upon the entry of the Confirmation Order and which granted an administrative claim to holders of Allowed GAG Note Claims (as defined in the Plan) against GenOn in an amount equal to the value of the treatment afforded to holders of Allowed Class 5 GAG Notes Claims (as defined in the Plan) under the Plan (the “GAG Administrative Claim”).

As previously disclosed on the Debtors’ current report on Form 8-K (filed January 30, 2018), on January 26, 2018, the Debtors filed an Emergency Motion for Entry of an Order (I) Authorizing and Directing Certain Actions in Furtherance of the GAG Settlement, (II) Approving the Partial Payment Notice, and (III) Granting Related Relief. On January 30, 2018, the Bankruptcy Court entered the Order Approving Debtors’ Emergency Motion for Entry of an Order (I) Authorizing and Directing Certain Actions in Furtherance of the GAG Settlement, (II) Approving the Partial Payment Notice, and (III) Granting Related Relief  (the “Order”). The Order permitted the original partial payment on the GAG Administrative Claim made on February 1, 2018 and future payments in such amounts as the Debtors determine in their sole discretion.

Pursuant to the Order, the Debtors have elected to make a payment in respect of the GAG Administrative Claim, the material terms and consequences of which are set forth below:

1.                                      Partial Payment Amount: $362,508,835.96

(a)                                 GAG 8.50% Senior Notes due 2021 (the “GAG 8.50% Notes”) (CUSIP 60467PAQ7 and 60467PAN4): $191,444,856.28 ($514.345301 per 1,000 of principal amount)

(b)                                 GAG 9.125% Senior Notes due 2031 (together with the GAG 8.50% Notes, the “GAG Notes”) (CUSIP 60467PAJ3): $171,063,979.68 ($514.345299 per 1,000 of principal amount)

2.                                      Trustee Payment Date: June 5, 2018

3.                                      Pro Forma GAG Administrative Claim Amount: $0.00

4.                                      Pro Forma Interest Payment Calculation: 9.0% of $0.00, effective as of June 5, 2018

This payment will have the effect of paying the entire remaining principal balance of the underlying GAG Notes.  The payment will be in exchange for the underlying GAG Notes. A Notice of Payment of GAG Administrative Claim (the “Notice”) was sent to the trustee for the indenture governing the GAG Notes, the Depository Trust Company, the Financial Industry Regulatory Authority and other parties in interest.

The foregoing description of the Notice does not purport to be complete and is qualified in its entirety by reference to the complete text of the Notice, which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 2.01.     Completion of Acquisition or Disposition of Assets.

On June 1, 2018, NRG Wholesale Generation LP (“NRGWG”) and RRI Energy Services, LLC (“RRI” and together with NRGWG, the “Sellers”), each a wholly owned indirect subsidiary of GenOn completed their previously announced disposition to Kestrel Acquisition, LLC (the “Buyer”) of all assets owned, used or held for use primarily in the operation by NRGWG and its affiliates of the Hunterstown CCGT facility, an electric power generation facility with a summer capacity rating of approximately 810 megawatts, and RRI assigned certain third party gas interconnection contracts to Buyer, pursuant to that certain Asset Purchase Agreement, dated February 22, 2018 (the “Purchase Agreement”), by and between the Sellers and the Buyer.

The closing purchase price was $498,000,000, subject to post-closing adjustment for working capital as of the closing date. The closing purchase price was funded by a combination of equity investments from affiliates of Platinum Equity Capital Partners, IV, L.P., the indirect parent of the Buyer, and proceeds from third party debt financing.

On April 2, 2018, the Bankruptcy Court entered a final order approving modification of the Plan and confirming that the Purchase Agreement constitutes a third party sale transaction for purposes of, and entitled to the benefits and protections of, the Plan and Confirmation Order. The GenOn Noteholders (as defined in the Plan) holding over 50% of the GenOn Notes (as defined in the Plan) are supportive of, and have consented to, the transactions contemplated by the Purchase Agreement as a third party sale transaction under the Plan.

The foregoing description of the Purchase Agreement is not complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which is filed as Exhibit 2.1 to GenOn’s and GAG’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on February 27, 2018, and is incorporated herein by reference.

Cautionary Note Regarding Forward-Looking Information

Certain of the statements included in this Current Report on Form 8-K constitute “forward-looking statements” intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. Readers are cautioned that forward-looking statements are not guarantees of future operating and financial performance or results and involve substantial risks and uncertainties that cannot be predicted or quantified, and, consequently, the actual performance of GenOn and its subsidiaries may differ materially from those expressed or implied by such forward-looking statements. Such risks and uncertainties include, but are not limited to, factors described from time to time in GenOn’s reports filed with the SEC. Because of these risks, uncertainties and assumptions, investors should not place undue reliance on these forward-looking statements.  Furthermore, forward-looking statements speak only as of the date they are made, and GenOn undertakes no obligation to update publicly or revise any forward-looking statements to reflect events or circumstances that may arise after the date of this communication. All subsequent written and oral forward-looking statements concerning GenOn and the transaction described in Items 1.03 and 2.01 are expressly qualified in their entirety by the cautionary statements above.

Item 9.01.     Financial Statements and Exhibits.

(b) Pro forma financial information

Pro forma financial information required by Article 11 of Regulation S-X is attached hereto as Exhibit 99.2, and is incorporated by reference herein

(d) Exhibits

Exhibit No.	Description

2.1

Asset Purchase Agreement by and between Kestrel Acquisitions, LLC, as Purchaser, and NRG Wholesale Generation LP and RRI Energy Services, LLC, as Sellers, dated as of February 22, 2018. (incorporated by reference to Exhibit 2.1 to GenOn Energy, Inc.’s and GenOn Americas Generation, LLC’s Current Report on Form 8-K filed on February 27, 2018)

99.1	Notice of Payment of GAG Administrative Claim.
99.2	Unaudited Pro Forma Financial Information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

June 4, 2018		GenOn Energy, Inc.
(Registrant)

	By:	/s/ Mark A. McFarland
Mark A. McFarland
Chief Executive Officer

GenOn Americas Generation, LLC
(Registrant)

		By:	/s/ Mark A. McFarland
Mark A. McFarland
Chief Executive Officer